Exhibit 10.2

EXECUTION COPY

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

FOR

7.625% SERIES A CONVERTIBLE PREFERRED STOCK

This Amended and Restated Subscription Agreement (this “Agreement”), made as of September 23, 2014 by and among Hennessy Capital Acquisition Corp. (the “Company”) and each of the undersigned subscribers (each, a “Subscriber,” collectively, the “Subscribers”), is intended to set forth certain representations, covenants and agreements among the Company and the Subscribers, with respect to the private offering (the “Preferred Offering”) for sale by the Company and the purchase by each Subscriber in such private offering of the number of shares set forth under such Subscriber’s name on the signature pages hereto of 7.625% Preferred Stock with the terms set out in the form of certificate of designations attached as Exhibit A hereto (the “Certificate of Designations” and, such shares, the “Preferred Shares”) at a price per share of $100.00.

WHEREAS, the Subscribers and the Company entered into that certain Subscription Agreement for 7.625% Series A Convertible Preferred Stock (the “Original Agreement”), dated as of September 21, 2014 (the “Acquisition Signing Date”); and

WHEREAS, the Subscribers, the Company and The Traxis Group B.V. (“Traxis”) desire to amend and restate the Original Agreement in its entirety (including each Exhibit thereto) as set forth herein, in accordance with Section 11 of the Original Agreement;

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the Subscribers, the Company and Traxis hereby agree that the Original Agreement, and each exhibit thereto, is hereby amended and restated in its entirety, and the Subscribers and the Company further agree as follows:

1. Subject Preferred Subscription. Subject to the terms and conditions set forth in this Agreement, each Subscriber hereby irrevocably subscribes for and agrees, subject to the simultaneous occurrence of the closing of the acquisition of School Bus Holdings Inc. (“School Bus”) in accordance with that certain Purchase Agreement (the “Purchase Agreement”), dated as of the Acquisition Signing Date, by and between Traxis and the Company (such acquisition, the “Acquisition”, and the closing of the Acquisition, the “Acquisition Closing”), to purchase from the Company (a) the number of Preferred Shares indicated as the “Base Subject Preferred Shares” under such Subscriber’s name on the signature page hereto (the “Base Subject Preferred Shares”) and (b) if the Company has delivered an Accordion Election Notice (as defined below), the number of Preferred Shares indicated as the “Accordion Subject Preferred Shares” under such Subscriber’s name on the signature page hereto, in the case of each of clauses (a) and (b) at a purchase price of $100.00 per share, and the Company agrees, subject to the simultaneous Acquisition Closing and the other conditions set forth herein, to sell to such Subscriber at such purchase price (x) such number of Base Subject Preferred Shares and (y) if the Company has delivered an Accordion Election Notice, such number of Accordion Subject Preferred Shares (such Base Subject Preferred Shares and Accordion Subject Preferred Shares to be sold, collectively, the “Subject Preferred Shares”); provided, however, that, notwithstanding anything to the contrary herein, if either (i) the Base Conversion Price (as defined in the Certificate of Designations) is less than $11.60 or (ii) the value of the consideration paid to Traxis upon the Acquisition Closing is less than $255.0 million, valuing all shares of Common Stock issued to Traxis at $10 per share, then the Company shall not have any obligation to sell any Preferred Shares to any such Subscriber. The Company shall have the right, upon written notice to such Subscriber (the “Accordion Election Notice”), to require the purchase by such Subscriber of such Accordion Subject Preferred Shares, as contemplated by the foregoing clauses 1(b) and (y).

2. Delivery of Subscription Amount; Acceptance of Subscriptions; Delivery. Each Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

(a) Contemporaneously with the execution and delivery of this Agreement, each Subscriber shall execute and deliver the Investor Questionnaire (as defined below) and, in respect of the Preferred Offering, upon notice from the Company setting forth the reasonably anticipated date of the Acquisition Closing, each Subscriber shall, no fewer than 3 days prior to such anticipated date, cause a wire transfer to be made for payment for the Subject Preferred Shares in immediately available funds in the amount equal to $100.00 multiplied by the number of Subject Preferred Shares for which such Subscriber has subscribed (each Subscriber’s “Preferred Subscription Amount”) in accordance with the Subscription Instructions set forth on Exhibit B hereto. The payments provided for in this Section 2(a) shall be maintained in escrow with Continental Stock Transfer & Trust Company (or other nationally recognized escrow agent with whom in all cases, whether with Continental Stock Transfer & Trust Company or otherwise, the Company shall have an escrow agreement in place for purposes hereof, which such agreement shall be on reasonable and customary terms) pending the Company’s acceptance of the subscription.

(b) The subscription of each Subscriber for the Subject Preferred Shares shall be deemed to be accepted only (and shall not otherwise be accepted by the Company except) when (i) the Company has confirmed in writing to such Subscriber that the Company’s representations and warranties contained herein are, or shall be, true and correct as of the date of the acceptance of such subscription and (ii) there occurs the simultaneous Acquisition Closing. If such acceptances do not occur on or prior to the earliest of (x) the Acquisition Closing or (y) the date on which the Purchase Agreement is terminated in accordance with its terms (the “Termination Date”), such Subscriber’s subscription shall automatically be deemed rejected (the “Subscription Rejection”).

(c) The payment of the Preferred Subscription Amount will be returned promptly, without interest, to each Subscriber, as applicable, if the applicable subscriptions are rejected in whole or in part or if the Preferred Offering is withdrawn or canceled.

(d) The representations and warranties of the Company and each Subscriber set forth herein shall be true and correct as of the date that the Company accepts the subscriptions set forth herein.

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3. Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

4. Registration Rights.

(a) At the Acquisition Closing, the Company and each Subscriber shall execute and deliver the Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed under certain circumstances to register the resale of the Subject Preferred Shares (and the common stock of the Company, par value $0.0001 per share (“Common Stock”) of the Company into which the Preferred Shares may be converted, the “Underlying Common”), each under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

(b) None of the Subject Preferred Shares or the Underlying Common may be directly or indirectly transferred, disposed of or otherwise monetized in any manner whatsoever, except in a transaction that is in compliance with the Securities Act and applicable state securities laws. Except as provided in the Registration Rights Agreement, it shall be a condition to any such transfer that the Company shall be furnished with a written opinion of counsel to the holder of such Subject Preferred Shares (or the Underlying Common, as applicable), reasonably satisfactory to the Company (as determined by the Company within 3 Business Days of its receipt of such written opinion), to the effect that the proposed transfer would be in compliance with the Securities Act and applicable state securities laws; provided that the Company shall not require such written opinion of counsel if, acting in its reasonable discretion, if determines that applicable Law does not prohibit any transfers of the Subject Preferred Shares (or the Underlying Common), as applicable, at such time. “Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

(c) Without limitation to the generality of the foregoing, no Subscriber shall execute any short sales or engage in other hedging transactions of any kind with respect to the Common Stock during the period from the date of the Acquisition Closing through the date that is 45 consecutive days thereafter. For the avoidance of doubt, the prohibition set forth herein shall not be applicable on or after the Termination Date.

5. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of Each Subscriber. Each Subscriber hereby represents, warrants and covenants to the Company as follows:

(a) Such Subscriber is purchasing the Subject Preferred Shares (including the Underlying Common) (collectively, the “Subject Shares”) for its own account, not as a nominee or agent, for investment purposes and not with a view towards distribution or resale within the meaning of the Securities Act (absent the registration of the Subject Shares for resale under the Securities Act or a valid exemption from registration). Subscriber will not sell, assign or transfer such shares at any time in violation of the Securities Act or applicable state securities laws. Subscriber acknowledges that the Subject Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

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(b) Such Subscriber understands that (A) the Subject Shares (1) have not been registered under the Securities Act or any state securities laws, (2) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings and (4) must be held indefinitely because of the fact that the Subject Shares have not been registered under the Securities Act or applicable state securities laws, and (B) such Subscriber must therefore bear the economic risk of its investment hereunder indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of such Subscriber expressed herein. Pursuant to the foregoing, such Subscriber acknowledges that until such time as the resale of the Subject Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to an exemption from registration, the certificates representing any Subject Shares acquired by such Subscriber shall bear a restrictive legend substantially as follows (and a stop-transfer order may be placed against transfer of the certificates evidencing such Subject Shares):

In respect of the Subject Preferred Shares:

THIS SHARE OF PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SHARE OF PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SHARE OF PREFERRED STOCK OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SHARE OF PREFERRED STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

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AGREES FOR THE BENEFIT OF HENNESSY CAPITAL ACQUISITION CORP. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR

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PROVISION THERETO AFTER THE LAST DATE OF INITIAL ISSUANCE HEREOF, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

3.	ACKNOWLEDGES THAT NO PREFERRED STOCK MAY BE OWNED BY OR TRANSFERRED TO ANY HOLDER OR BENEFICIAL OWNER THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND ANY TRANSFER MADE OR EFFECTED IN VIOLATION OF THIS REQUIREMENT SHALL BE VOID AB INITIO.

In respect of the Underlying Common:

THIS SHARE OF COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SHARE OF COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

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BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.	AGREES FOR THE BENEFIT OF HENNESSY CAPITAL ACQUISITION CORP. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF INITIAL ISSUANCE HEREOF, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(c) Such Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting such Subscriber’s interest in connection with the

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acquisition of the Subject Preferred Shares (including the Underlying Common) (collectively, the “Shares”). Such Subscriber understands that the acquisition of the Subject Preferred Shares (including the Underlying Common) is a speculative investment and involves substantial risks and that such Subscriber could lose such Subscriber’s entire investment. Further, the undersigned has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered the risks related to the Acquisition, the Company, and School Bus and has taken full cognizance of and understands all of the risks related to the Company, School Bus, the Acquisition, the Shares and the transactions contemplated hereby, including, without limitation, the purchase of the Shares. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Shares, to the extent deemed necessary by such Subscriber, such Subscriber has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including, without limitation, purchasing and owning the Shares. Such Subscriber has the ability to bear the economic risks of such Subscriber’s investment in the Company, including a complete loss of the investment, and such Subscriber has no need for liquidity in such investment.

(d) Such Subscriber has been furnished by the Company all information (or provided access to all reasonable information it requested) regarding the business and financial condition of the Company and School Bus, the Company’s expected plans for future business activities, and the merits and risks of an investment in the Shares which such Subscriber has requested or otherwise needs to evaluate the investment in the Shares.

(e) Such Subscriber is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”):

(i) the final prospectus of the Company, filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2014 (the “Final Prospectus”);

(ii) each filing made by the Company with the SEC following the filing of the Final Prospectus;

(iii) the Purchase Agreement, a copy of which has been made available to such Subscriber; and

(iv) a draft of the Preliminary Proxy Statement of the Company and the amendments to the Articles of Incorporation of the Company proposed to be voted on pursuant thereto, a copy of which has been made available to such Subscriber.

Such Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the acquisition of School Bus in accordance with the Purchase Agreement.

Such Subscriber acknowledges that neither the Company nor any of its affiliates has made or makes any representation or warranty to such Subscriber in respect of the Company or School Bus, the Acquisition, the Company upon, or relating to, the Acquisition, other than in the case of the Company, the representations and warranties contained in this Agreement.

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Such Subscriber acknowledges that the Conversion Price (as defined in the Certificate of Designations) is based on an assumed pro forma number of shares of Common Stock outstanding of 27,087,500 and an assumed market capitalization of $270,875,000 (without taking into account the issuance of any Preferred Shares) at $10.00 per share.

(f) In making its investment decision to purchase the Subject Preferred Shares (including the Underlying Common), such Subscriber is relying solely on investigations made by such Subscriber and such Subscriber’s representatives. The offer to sell the Subject Preferred Shares was communicated to such Subscriber in such a manner that such Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was such Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(g) Such Subscriber acknowledges that it has been advised that:

(i) The Subject Shares offered hereby have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii) In making an investment decision, such Subscriber must rely on its own examination of the Company, the Acquisition, School Bus, the Shares and the terms of the Preferred Offering, including the merits and risks involved. The Shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation. Any representation to the contrary is a criminal offense.

(iii) The Subject Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Such Subscriber is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Subject Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act. Such Subscriber is aware that it may be required to bear the financial risks of this investment for an indefinite period of time.

(h) Such Subscriber agrees to furnish the Company with such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the acceptance of this Agreement by the Company.

(i) Such Subscriber further represents and warrants that it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and Subscriber has

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executed the Investor Questionnaire attached hereto as Exhibit C (the “Investor Questionnaire”) and shall provide to the Company an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Acquisition Closing.

(j) As of the date of this Agreement, such Subscriber and its affiliates do not have, and during the 30 day period prior to the date of this Agreement such Subscriber and its affiliates have not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or short sale positions with respect to the securities of the Company. In addition, such Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(k) If such Subscriber is a natural person, he or she has reached the age of majority in the state in which such Subscriber resides, has adequate means of providing for such Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Subject Preferred Shares (including the Underlying Common) for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(l) If such Subscriber is a partnership, corporation, trust, estate or other entity (an “Entity”): (i) such Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the purchase of the Subject Preferred Shares, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Shares and the Underlying Common; (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(m) If such Subscriber is a retirement plan or is investing on behalf of a retirement plan, such Subscriber acknowledges that investment in the Shares poses additional risks including the inability to use losses generated by an investment in the Shares to offset taxable income.

(n) This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes a legal, valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

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(o) Such Subscriber understands and confirms that the Company will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents (as defined herein). All representations and warranties provided to the Company furnished by or on behalf of such Subscriber, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(p) Such Subscriber has read the Final Prospectus, and understands that the Company has established a trust fund, currently in an amount of approximately $115 million (“Trust Fund”) for the benefit of the Company’s public shareholders and that the Company may disburse monies from the Trust Fund only (i) to the Company’s public shareholders in the event they elect to redeem their shares, (ii) to the public shareholders upon the liquidation of the Company if the Company fails to consummate an initial business combination within the required time period described in the Final Prospectus, (iii) to the Company in limited amounts for its tax obligations and (iv) to the Company after, or concurrently with, the consummation of a business combination. To induce the Company to enter into this Agreement and sell the securities to be sold to it hereunder, such Subscriber agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. This section shall survive the termination of this Agreement for any reason.

(q) Neither such Subscriber nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, affiliates or executive officers (collectively with such Subscriber, the “Subscriber Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

(r) Such Subscriber has exercised reasonable care to determine whether any Subscriber Covered Person is subject to a Disqualification Event.

(s) The purchase of the Subject Preferred Shares by such Subscriber will not subject the Company to any Disqualification Event.

(t) As of the date hereof, such Subscriber does not own, directly or indirectly, any shares of Common Stock.

6. Representations and Warranties of the Company. The Company represents and warrants to each of the Subscribers as follows:

(a) Subject to obtaining all required approvals necessary in connection with the performance of the Purchase Agreement (including, without limitation, the approval of the Company’s stockholders) and any required approvals pursuant to the applicable rules of NASDAQ (together, the “Required Approvals”), the Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and

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the Purchase Agreement (collectively, the “Transaction Documents”), and to consummate the transactions contemplated hereby and thereby, in accordance with the terms hereof and thereof. Subject to obtaining the Required Approvals, the execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and, subject to obtaining the Required Approvals, no further consent or authorization of the Company, its Board of Directors, or its shareholders is required. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company. This Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(b) Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and each of the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any material provision of the Second Amended and Restated Certificate of Incorporation, of the Company, (ii) violate or conflict with, or result in a material breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, to which the Company is a party, or (iii) result in a violation of any Law applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations in clauses (ii) and (iii) of this Section 6(b) as would not, individually or in the aggregate, have a material adverse effect on the business, properties condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Effect”)). The Company is not in violation of its Second Amended and Restated Certificate of Incorporation or other organizational documents. The Company is not in default (and no event has occurred which with notice or lapse of time would result in a default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for defaults or possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Except for filings required under the Securities Act and any applicable state securities laws (and subject to obtaining the Required Approvals), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market (other than pursuant to the applicable rules of NASDAQ and the filing of a Notification and Report Form with the United States Federal Trade Commission and the United States Department of Justice under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended and the expiration or termination of any applicable waiting period thereunder, if

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required) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents. All consents, authorizations, orders, filings and registrations that the Company is required to effect or obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof or will, prior to any acceptance of this subscription, be so obtained or effected in a timely manner as required by Law.

(c) The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Act and the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”) since January 16, 2014, or has timely filed for a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, year-end adjustments or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(e) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act). Such disclosure controls and procedures: (i) are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s chief executive officer and its chief financial officer by others within those entities, particularly during the periods in which the Company’s reports and filings under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the most recent quarterly period reported to the SEC, and (iii) are effective to perform the functions for which they were established.

(f) Except with respect to the transactions contemplated hereby and by each of the other Transaction Documents and except as disclosed in the Disclosure Documents or has been disclosed in any public disclosure as defined in Section 101(e) of Regulation FD promulgated under the Exchange Act, since January 16, 2014: (i) the Company has conducted its business only in the ordinary course, consistent with past practice, and since that date, no changes have

12

occurred which would reasonably be expected to have a Material Adverse Effect; and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and in order to consummate the Acquisition and (B) liabilities not required to be reflected on the Company’s financial statements pursuant to GAAP or required to be disclosed in the SEC Documents.

(g) Other than a deficiency letter from NASDAQ dated August 7, 2014, there is no Action pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that (i) adversely affects or challenges the legality, validity or enforceability of the Agreement, or (ii) if there were an unfavorable decision, would have or reasonably be expected to have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending any investigation by the SEC involving the Company or to the knowledge of the Company, any director or officer of the Company (in his or her capacity as such). The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act. As used in this Agreement, “Action” means any action, lawsuit, claim, suit, arbitration, hearing, examination or judicial or legal proceeding or investigation, whether civil, criminal or administrative, at Law or in equity, or by or before any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body, or any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a party to this Agreement (each, a “Governmental Authority”) (in each case to the extent that the rules, regulations or orders of such body or authority have the force of Law). As used in this Agreement, “Law” means any material law (statutory, common or otherwise), including any material statute, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order of a Governmental Authority.

(h) The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject in respect of which the failure to so make or file could reasonably be expected to have a Material Adverse Effect and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and, to the extent required by generally accepted accounting principles, has set aside on its books provisions reasonably adequate for the payment of all taxes that are material in amount for periods subsequent to the periods to which such returns, reports or declarations apply. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.

(i) Since January 16, 2014, except as set forth in any document filed with the SEC, no event has occurred or, to the knowledge of the Company, circumstance exists that (with or without notice or lapse of time) would or could reasonably be expected to: (i) constitute or result in a violation by the Company, or a failure on the part of the Company to comply with, any Law; or (ii) give rise to any obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Law, except in either case that would not reasonably be expected to have a Material Adverse Effect.

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(j) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to it.

(k) No labor or employment dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the employees of the Company that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(l) To the extent this Agreement is not already publicly disclosed at such time, the Company will file with the SEC disclosing the form of this Agreement within 2 Business Days of the date hereof.

(m) The Company understands and confirms that the Subscribers will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement.

7. Understandings. Each Subscriber understands, acknowledges and agrees with the Company as follows:

(a) Such Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by such Subscriber, that, except as required by Law, such Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Subscriber hereunder, and that this Agreement and such other agreements shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If such Subscriber is more than one person, the obligations of such Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the suitability of this offering for investment nor any recommendation or endorsement of the Shares.

(c) The Preferred Offering is intended to be exempt from registration under the Securities Act, which is dependent upon the truth, completeness and accuracy of the statements made by such Subscriber herein.

(d) There is only a limited public market for the Common Stock. There can be no assurance that a Subscriber will be able to sell or dispose of the Shares.

(e) The representations and warranties of such Subscriber contained in this Agreement and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date hereof and the date of the

14

consummation of each offering of the Subject Preferred Shares as if made on and as of such date and such representation and warranties and all agreements of such Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby.

8. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of this Agreement by the Company, (ii) each consummation of offerings of the Subject Preferred Shares as provided for herein, and (iii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Subscribers, until the earlier of the (A) Acquisition Closing or (B) Termination Date. The Subscribers acknowledge the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company has relied upon such representations, warranties and covenants in determining each Subscriber’s qualification and suitability to purchase the Shares.

9. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if and when delivered personally or two Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid or one Business Day after it is delivered by a commercial overnight carrier or upon confirmation if delivered by facsimile or email:

(a)	if to the Company (prior to the Acquisition Closing), to the following address:

Hennessy Capital Acquisition Corp.

700 Louisiana Street, Suite 900

Houston, Texas 77002

Attention: Daniel J. Hennessy

Facsimile: (312) 876-3854

with a copy to:

Sidley Austin LLP

One South Dearborn

Chicago, Illinois 60603

Attention: Jeffrey N. Smith, Esq., Dirk W. Andringa, Esq.

Facsimile: (312) 853-7036

and to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

Attention: Stuart Neuhauser, Esq.

Facsimile: (212) 370-7889

and to:

The Traxis Group B.V.

c/o Cerberus Capital Management L.P.

15

875 Third Ave.

New York, New York 10022

Attention: Dev Kapadia

Facsimile: (212) 755-3009:

and to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attention: Richard A. Presutti, Esq.

Facsimile: (212) 593-5955

(b)	if to the Company (following the Acquisition Closing), to the following address:

Blue Bird Corporation

402 Blue Bird Blvd., P.O. Box 937

Fort Valley, Georgia, 31030

Attention: CEO

Facsimile: (478) 822-3609

with a copy to:

The Traxis Group B.V.

c/o Cerberus Capital Management L.P.

875 Third Ave.

New York, New York 10022

Attention: Dev Kapadia

Facsimile: (212) 755-3009:

and to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attention: Richard A. Presutti, Esq.

Facsimile: (212) 593-5955

(c)	if to a Subscriber, to the address set forth on the signature page hereto.

(d)	or at such other address as any party shall have specified by notice in writing to the others.

10. Notification of Changes. Each Subscriber agrees and covenants to notify the Company and Traxis immediately upon the occurrence of any event prior to the Acquisition Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Acquisition Closing.

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11. Assignability; Amendments; Waiver. This Agreement is not assignable by any Subscriber, and may not be amended, modified or terminated except by an instrument in writing signed by the Company, Traxis and any Subscriber purchasing a majority of the Common Stock to be purchased from the Company in a private offering pursuant to this Agreement (taking into account purchases of Preferred Shares on an as-converted basis). The Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought.

12. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns, provided, however, that Traxis is an intended third-party beneficiary of this Agreement, and the Company and each of the Subscribers hereby acknowledge and agree that Traxis has the right to cause the Company to enforce its rights and perform its obligations under this Agreement including the right to cause the Company to make or not make any election or otherwise exercise or not exercise a right hereunder; and provided further, however, that notwithstanding anything to the contrary herein, the Company and each of the Subscribers acknowledge that money damages would not be an adequate remedy at Law if any Subscriber fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party and Traxis, in addition to any other remedy to which it may be entitled at Law or in equity, shall be entitled to seek an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at Law.

13. Obligations Irrevocable. The obligations of each Subscriber to make its subscription provided for hereunder shall be irrevocable, except with the consent of the Company and Traxis, until the Subscription Rejection.

14. Agreement. This Agreement and the Registration Rights Agreement constitutes the entire agreement of the Subscribers and the Company relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

15. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than New York. Each of the parties consents to the non-exclusive jurisdiction of the federal courts whose districts encompass any part of the District of Delaware or the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction, then in the

17

applicable Delaware state court), with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

16. Severability. If any provision of this Agreement or the application thereof to any Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

17. Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof. The rule of construction that an agreement shall be construed strictly against the drafter shall not apply to this Agreement.

18. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

19. Counsel. Each Subscriber hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of any Subscriber in any agreement (including this Agreement) to which the Company is a party.

20. Confidentiality. Without limiting any of Subscriber’s pre-existing confidentiality obligations, Subscriber shall not, for a period of two years following the date hereof, without the Company’s prior written consent, disclose to any other person or entity the nature, extent or fact that Subscriber is entering this Agreement or the terms and conditions hereof, or any information Subscriber may receive in connection with this Agreement (in each case to the extent the Company has communicated the confidentiality thereof) other than (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case Subscriber agrees, to the extent practicable and not prohibited by applicable Law, to inform the Company promptly thereof prior to such disclosure), (b) upon the request or demand of any regulatory authority having jurisdiction over Subscriber, (c) to the extent that such information is or becomes publicly available other than by reason of disclosure by Subscriber in violation of this Agreement, or (d) to Subscriber’s Affiliates and to Subscriber’s and its Affiliates’ employees, legal counsel, independent auditors and other agents (collectively “representatives”) who need to know such information and who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential. Subscriber will cause all of its and its Affiliate’s representatives to comply with the confidentiality provisions of this Agreement as fully as if they were a party hereto and will be responsible for a breach of the confidentiality provisions of this Agreement by any such representatives. “Affiliate” shall mean affiliate as such term is defined in Rule 12b-2 of the Exchange Act.

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[Signature Page to follow]

19

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

HENNESSY CAPITAL ACQUISITION CORP.

By:
Name:
Title:

ACCEPTED AND AGREED:

THE TRAXIS GROUP B.V.

By:
Dev Kapadia
Managing Director

[Signature Page to Amended and Restated Subscription Agreement]

SIGNATURE PAGE

TO

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

OF

HENNESSY CAPITAL ACQUISITION CORP.

IN WITNESS WHEREOF, the undersigned Subscriber hereby executes, delivers, joins in and agrees to be bound by the Amended and Restated Subscription Agreement by and between Hennessy Capital Acquisition Corp. and each Subscriber (as defined therein) to which this Signature Page is attached as a Subscriber thereunder, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements.

By:
Name:
Title:

Base Subject Preferred Shares

Accordion Subject Preferred Shares

Total Subject Preferred Shares

Offering Price per Share: $100.00

Address:

Facsimile:

[Signature Page to Amended and Restated Subscription Agreement]

Exhibit A

Certificate of Designations

Exhibit A

CERTIFICATE OF DESIGNATIONS,

PREFERENCES, RIGHTS AND LIMITATIONS

OF

7.625% SERIES A CONVERTIBLE CUMULATIVE PREFERRED STOCK

OF

BLUE BIRD CORPORATION

(formerly known as Hennessy Capital Acquisition Corp.)

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

BLUE BIRD CORPORATION (formerly known as Hennessy Capital Acquisition Corp.), a Delaware corporation (the “Company”), certifies that pursuant to the authority contained in Article [                    ] of its Second Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of the Company has adopted the following resolution on [                    ], creating a series of preferred stock, par value $0.0001 per share, of the Company designated as 7.625% Series A Convertible Preferred Stock, which resolution remains in full force and effect on the date hereof:

RESOLVED, that a series of preferred stock, par value $0.0001 per share, of the Company be, and hereby is, created, and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof are as follows:

(1)	Designation and Amount; Ranking.

(a) There shall be created from the 10,000,000 shares of preferred stock, par value $0.0001 per share, of the Company authorized to be issued pursuant to the Amended and Restated Certificate of Incorporation, a series of preferred stock, designated as “7.625% Series A Convertible Cumulative Preferred Stock” par value $0.0001 per share (the “Preferred Stock”), and the authorized number of shares of Preferred Stock shall be 2,000,000. Shares of Preferred Stock that are purchased or otherwise acquired by the Company, or that are converted into shares of Common Stock, shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock.

(b) The Preferred Stock, with respect to dividend rights and rights upon the liquidation, winding-up or dissolution of the Company, ranks: (i) senior to all Junior Stock; (ii) on a parity with all Parity Stock; and (iii) junior to all Senior Stock, in each case as provided more fully herein.

(2) Definitions. As used herein, the following terms shall have the following meanings:

(a) “Accumulated Dividends” shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate accumulated and unpaid dividends, whether or not declared, on such share from the Issue Date until the most recent Dividend Payment Date on or prior to such date. There shall be no Accumulated Dividends with respect to any share of Preferred Stock prior to the Issue Date. For the avoidance of doubt, dividends that have been paid in Preferred Stock or Common Stock shall not be included in Accumulated Dividends.

(b) “Affiliate” shall have the meaning ascribed to it, on the date hereof, under Rule 144 of the Securities Act.

(c) “Approved Stock Plan” shall mean any employee benefit plan which has been approved by the Board and the Company’s stockholders, pursuant to which the Company’s securities may be issued to any employee, officer, consultant or director for services provided to the Company.

(d) “Base Conversion Price” shall mean an amount equal to the product of (x) the average Weighted Average Price for the Common Stock during the 20 consecutive Trading Days immediately preceding the Issue Date, multiplied by (y) 1.175; provided, that if such product is greater than $11.75, it shall be deemed to equal $11.75.

(e) “Beneficial Ownership Limitation” shall mean, with respect to any Holder, 9.99% of the number of shares of Common Stock outstanding after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by such Holder.

(f) “Bloomberg” shall mean Bloomberg Financial Markets.

(g) “Board” shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action, except that for purposes of the definition of “Fundamental Change,” the Board shall refer to the full Board of Directors.

(h) “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

(i) “Capital Stock” shall mean, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

(j) “close of business” shall mean 5:00 p.m. (New York City time).

(k) “Closing Sale Price” of the Common Stock on any date shall mean the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) of the Common Stock on such date as reported on the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then listed, quoted or admitted for trading. In the absence of such a quotation, the Closing Sale Price shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

(l) “Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company, subject to Section 8(i).

(m) “Conversion Agent” shall have the meaning set forth in Section 14(a).

(n) “Conversion Cap” shall have the meaning set forth in Section 8(a).

(o) “Conversion Date” shall have the meaning specified in Section 8(b).

(p) “Conversion Price” shall mean, at any time, the Liquidation Preference divided by the Conversion Rate in effect at such time.

(q) “Conversion Rate” shall have the meaning specified in Section 8(a).

(r) “Convertible Securities” shall mean any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock, including the Company’s warrants.

(s) “Dividend Payment Date” shall mean March 15, June 15, September 15 and December 15 of each year, commencing on the first such date after the date of the first issuance of the Preferred Stock.

(t) “Dividend Rate” shall mean the rate per annum of 7.625% per share of Preferred Stock on the Liquidation Preference.

(u) “Dividend Record Date” shall mean, with respect to any Dividend Payment Date, the February 15, May 15, August 15 or November 15, as the case may be, immediately preceding such Dividend Payment Date.

(v) “Dividends” shall have the meaning specified in Section 3(a).

(w) “Effective Date” shall mean the date on which a Fundamental Change event occurs or becomes effective, except that, as used in Section 8(d), Effective Date shall mean the first date on which the shares of the Common Stock trade on the applicable exchange or market, regular way, reflecting the relevant share split or share combination, as applicable.

(x) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(y) “Excluded Securities” shall mean any Common Stock issued or issuable (i) in connection with any Approved Stock Plan; (ii) upon conversion or redemption of the Preferred Stock; or (ii) upon exercise of any Options or Convertible Securities which are outstanding on the Issue Date; provided, that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Issue Date.

(z) “Ex-Date,” when used with respect to any issuance, dividend or distribution on the Common Stock, shall mean the first date on which the Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution from the Company or, if applicable, from the seller of the Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

(aa) “Final Mandatory Conversion Period” shall have the meaning specified in Section 9(c).

(bb) “First Mandatory Conversion Period” shall have the meaning specified in Section 9(a).

(cc) “First Mandatory Conversion Premium” shall have the meaning specified in Section 9(a).

(dd) “Fundamental Change” shall be deemed to have occurred at any time after the Preferred Stock is originally issued if any of the following occurs:

(i)	a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than any of the Company or Traxis or any of their respective Affiliates or Subsidiaries, and the employee benefit plans of the Company and its Subsidiaries, has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of more than 50% of the voting power in the aggregate of all classes of Capital Stock then outstanding entitled to vote generally in elections of the Board;

(ii)

the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (other than any conversion into, or exchange for, stock, other securities or other property or assets of Traxis or any of its Affiliates); (B) any share exchange, consolidation or merger of the Company with any Person (other than any of the Company’s Subsidiaries or Traxis or any of their respective Affiliates) pursuant to which the Common Stock will be converted into cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, including pursuant to a merger transaction, to any Person (other than one of the Company’s Subsidiaries or Traxis or any of their respective Affiliates); provided, however, that any merger solely for the purpose of changing the Company’s jurisdiction of incorporation, and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity, shall not be a Fundamental Change;

(iii)	a transaction between Traxis or its Affiliates, on the one hand, and the holders of Common Stock (other than Traxis and such Affiliates), on the other hand, that constitutes a “Rule 13e-3 Transaction” (as defined in Rule 13e-3 of the Exchange Act) in which all holders of Common Stock (other than Traxis and such Affiliates) are offered the opportunity to exchange all of their shares of Common Stock for consideration consisting solely of cash; or

(iv)	the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

provided, however, that a transaction or transactions described in clause (i) or (ii) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock and as a result of such transaction or transactions the Preferred Stock becomes convertible into such consideration pursuant to the terms hereof.

(ee) “Fundamental Change Additional Shares” shall mean, in respect of a Fundamental Change, such number of shares as is set forth under the Acquisition Price Per Share applicable to such Fundamental Change, and beside the date indicating the last day of the 12-month period in which the Effective Date of such Fundamental Change occurred, on Annex A hereto.1

(ff) “Fundamental Change Notice” shall have the meaning specified in Section 5(a).

(gg) “Holder” or “holder” shall mean a holder of record of the Preferred Stock.

(hh) “Issue Date” shall mean [                    ], the original date of issuance of the Preferred Stock.

(ii) “Junior Stock” shall mean Common Stock and any class of Capital Stock or series of preferred stock established after the Issue Date, the terms of which expressly provide that such class or series will rank junior to the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company.

[1]	To be conformed, if needed, to the presentation of Annex A. Annex A will be provided at Closing, and will provide for ratable decreases in Acquisition Price Per Share over the time periods indicated.

(jj) “Liquidation Preference” shall mean $100.00 per share of Preferred Stock.

(kk) “Mandatory Conversion Date” shall have the meaning specified in Section 9(d).

(ll) “Material Change” shall mean any change (i) expediting the commencement of the First Mandatory Conversion Period, the Second Mandatory Conversion Period or the Final Mandatory Conversion Period, (ii) reducing the First Mandatory Conversion Premium, the Second Mandatory Conversion Premium, the Dividend Rate or the Liquidation Preference, (iii) increasing the Base Conversion Price or (iv) any change that impairs the Seven-Year Holder Conversion Right.

(mm) “Officer” shall mean the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

(nn) “Officers’ Certificate” shall mean a certificate signed by two Officers.

(oo) “open of business” shall mean 9:00 a.m. (New York City time).

(pp) “Options” shall mean any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(qq) “Outstanding” shall mean, when used with respect to Preferred Stock, as of any date of determination, all Preferred Stock theretofore authenticated and delivered under this Certificate of Designation, except shares of Preferred Stock as to which any property deliverable upon conversion thereof has been delivered and required to be cancelled pursuant to Sections 5, 8 or 9.

(rr) “Parity Stock” shall mean any class of Capital Stock or series of preferred stock established after the Issue Date, the terms of which expressly provide that such class or series will rank on a parity with the Preferred Stock as to dividend rights, and/or rights upon the liquidation, winding-up or dissolution of the Company and/or voting rights.

(ss) “Paying Agent” shall have the meaning set forth in Section 14(a).

(tt) “Person” shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

(uu) “Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock or the Preferred Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock or the Preferred Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock or the Preferred Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board, statute, contract or otherwise).

(vv) “Reference Property” shall have the meaning specified in Section 8(i).

(ww) “Registrar” shall have the meaning set forth in Section 12.

(xx) “Reorganization Event” shall have the meaning specified in Section 8(i).

(yy) “Required Holders” means any Holder that acquired the Preferred Stock on the Issue Date (solely for the purposes of this definition, treating any Holder and its Affiliates that are Holders as a singular Holder) that, as of any time, continues to own at least [    ]2% of the shares of Preferred Stock Outstanding at such time.

(zz) “Resale Restriction Termination Date” shall have the meaning specified in Section 13(a).

(aaa) “Restricted Securities” shall have the meaning specified in Section 13(a).

(bbb) “Rule 144” shall mean Rule 144 as promulgated under the Securities Act

(ccc) “SEC” or “Commission” shall mean the Securities and Exchange Commission.

(ddd) “Second Mandatory Conversion Period” shall have the meaning specified in Section 9(b).

(eee) “Second Mandatory Conversion Premium” shall have the meaning specified in Section 9(b).

(fff) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ggg) “Senior Stock” shall mean any class of the Company’s Capital Stock or series of preferred stock established after the Issue Date, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights and/or rights upon the liquidation, winding-up or dissolution of the Company.

(hhh) “Seven-Year Holder Conversion Right” shall have the meaning specified in Section 8(a).

(iii) “Shareholder Approval” shall mean all approvals, if any, of the shareholders of the Company necessary for purposes of Nasdaq Rule 5635 or the terms hereof, including without limitation, to approve (i) the conversion of the Preferred Stock into shares of Common Stock, (ii) the voting rights of the Preferred Stock, and (iii) the payment of additional Preferred Stock or Common Stock as Dividends.

(jjj) “Special Dividend Withholding Tax” shall mean the withholding taxes related to the Special Dividend, as such term is used in that certain Credit Agreement, dated as of June 27, 2014, among the Company, certain of its Subsidiaries, the Lenders party thereto and Societe Generale, as Administrative Agent, which are not to exceed $2,000,000 in the aggregate.

[2]	To equal 24.9% in the event of $40mn issuance and 29.9% in the event of $50mn issuance.

(kkk) “Spin-Off” shall have the meaning specified in Section 8(d)(iii).

(lll) “Subsidiary” shall mean, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

(mmm) “Trading Day” shall mean a day during which trading in the Common Stock generally occurs on the NASDAQ Capital Market or, if the Common Stock is not listed on the NASDAQ Capital Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading. If the Common Stock is not so listed or traded, Trading Day means a Business Day.

(nnn) “Transfer Agent” shall have the meaning set forth in Section 12.

(ooo) “Traxis” shall mean The Traxis Group, B.V., a limited liability company formed under the laws of The Netherlands.

(ppp) “Weighted Average Price” shall mean for any security as of any Trading Day, the per share volume-weighted average price for such security as displayed under the heading “Bloomberg VWAP” on Bloomberg page Ticker <HCAC> VWAP (or its equivalent successor if such page is not available) in respect of the period from 9:30:01 a.m. to 4:00:00 p.m., New York City time, on such Trading Day or, if no weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and a majority of the Holders. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

(3)	Dividends.

(a) Holders of shares of Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds of the Company legally available for payment, cumulative dividends at the Dividend Rate (“Dividends”). Dividends on the Preferred Stock shall be paid quarterly in arrears at the Dividend Rate in cash or, at the election of the Company, subject to receipt of any necessary Shareholder Approval (to the extent necessary), in Preferred Stock or Common Stock as provided pursuant to Section 4. For the avoidance of doubt, unless prohibited by applicable law, (i) the Board shall not fail to declare such Dividends on Preferred Stock and (ii) notwithstanding anything contained herein to the contrary, dividends on the Preferred Stock shall accrue for all fiscal periods during which the Preferred Stock is outstanding, regardless of whether the Company has earnings in any such period, whether there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared. Dividends shall be payable in arrears on each Dividend Payment Date to the holders of record of Preferred Stock as they appear on the Company’s stock register at the close of business on the relevant Dividend Record Date. Dividends payable for any period less than a full quarterly Dividend period (based upon the number of days elapsed during the period) shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(b) No dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any Outstanding share of the Preferred Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and a sufficient sum has been set apart for the payment of such dividend, upon all Outstanding shares of Preferred Stock.

(c) No dividends or other distributions (other than a dividend or distribution payable solely in shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock) and cash in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Parity Stock or Junior Stock, nor may any Parity Stock or Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Parity Stock or Junior Stock) by the Company or on behalf of the Company (except by (i) conversion into or exchange for shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock) and cash solely in lieu of fractional shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Parity Stock), (ii) payments in connection with the satisfaction of employees’ tax withholding obligations pursuant to employee benefit plans or outstanding awards (and payment of any corresponding requisite amounts to the appropriate governmental authority) and (iii) the payment of the Special Dividend Withholding Tax), unless all Accumulated Dividends (as of the date of such declaration, payment, redemption, purchase or acquisition) shall have been or contemporaneously are declared and paid in cash. Further, no Dividends or other distributions (other than a dividend or distribution payable solely in shares of Junior Stock and cash in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Junior Stock (except payments in connection with the satisfaction of employees’ tax withholding obligations pursuant to employee benefit plans or outstanding awards (and payment of any corresponding requisite amounts to the appropriate governmental authority) and the payment of the Special Dividend Withholding Tax) unless the payment of the dividend in respect of the Preferred Stock for the most recent dividend period ending on or prior to the date of such declaration or payment has been declared and paid in cash or declared and a sum of cash sufficient for the payment thereof set aside for such payment. Notwithstanding the foregoing, if full dividends have not been paid on the Preferred Stock and any Parity Stock, dividends may be declared and paid on the Preferred Stock and such Parity Stock so long as the dividends are declared and paid pro rata so that the amounts of dividends declared per share on the Preferred Stock and such Parity Stock shall in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such Parity Stock bear to each other at the time of declaration.

(d) Holders of shares of Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends (it being understood that this Section 3(d) shall not limit the Company’s obligations pursuant to Section 3(a)).

(e) If any Dividend Payment Date falls on a day that is not a Business Day, the required payment will be on the next succeeding Business Day and no interest or dividends on such payment will accrue or accumulate as the case may be, in respect of the delay.

(f) The holders of shares of Preferred Stock at the close of business on a Dividend Record Date shall be entitled to receive the dividend payment on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares in accordance with Sections 8 or 9 following such Dividend Record Date or the Company’s default in payment of the dividend due on such Dividend Payment Date. In the case of conversion of shares of Preferred Stock pursuant to Section 5 following the close of business on a Dividend Record Date but prior to the corresponding Dividend Payment Date, the holders of such shares shall not be entitled to receive the corresponding dividend payment following conversion (it being understood that the value thereof is included in the conversion terms set forth in Section 5).

(g) Notwithstanding anything herein to the contrary, to the extent that any Holder’s right to participate in any Dividend would result in the Holder exceeding the Beneficial Ownership Limitation, then the rights appurtenant to such Dividend to which such Holder is entitled pursuant hereto shall be limited to the same extent provided in Section 11 hereof.

(h) Except as provided in Section 8, the Company shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares of Preferred Stock or for dividends on the shares of Common Stock issued upon conversion.

(4)	Method of Payment of Dividends.

(a) Subject to the restrictions set forth herein, the Company may elect to pay any dividend on the Preferred Stock: (i) in cash; (ii) by delivery of shares of Preferred Stock; (iii) by delivery of shares of Common Stock; or (iv) through any combination of cash, Preferred Stock and/or Common Stock.

(b) If the Company elects to make a dividend payment, or any portion thereof, in shares of Preferred Stock, the number of shares deliverable shall be equal to the quotient of (i) the cash amount of such dividend payment that would apply if no payment were to be made in Preferred Stock, or such portion, divided by (ii) $100.00 (as equitably adjusted by the Board to the extent necessary for any stock splits, combinations or like transactions).

(c) If the Company elects to make a dividend payment, or any portion thereof, in shares of Common Stock, the number of shares deliverable shall be (i) the cash amount of such dividend payment that would apply if no payment were to be made in Common Stock, or such portion, divided by (ii) the product of (x) the Weighted Average Price of the Common Stock for each of the 10 consecutive Trading Days ending on the second Trading Day immediately preceding such Dividend Payment Date (as equitably adjusted by the Board to the extent necessary for any stock splits, combinations or like transactions); multiplied by (y) 0.95; provided, that at least 2 Trading Days prior to the beginning of the averaging period described in (ii)(x) above, the Company shall provide written notice of such election to the Holder.

(d) The Company shall make each dividend payment on the Preferred Stock in cash, except to the extent the Company elects to make all or any portion of such payment in shares of the Preferred Stock or Common Stock (or any combination thereof) as set forth above. The Company shall give Holders notice of any such election and the portion of such payment that will be made in cash and the portion that will be made in Preferred Stock or Common Stock no later than 12 Trading Days prior to the Dividend Payment Date for such dividend.

(5)	Conversion Upon a Fundamental Change.

(a) The Company must give notice (a “Fundamental Change Notice”) of each Fundamental Change to all Holders of the Preferred Stock no later than 10 Business Days prior to the anticipated Effective Date (determined in good faith by the Board) of the Fundamental Change or, if not practicable because the Company is unaware of the Fundamental Change, as soon as reasonably practicable but in any event no later than 1 Business Day after the Company becomes aware of such Fundamental Change.

(b) Within 15 days following the Effective Date of such Fundamental Change, each Outstanding share of Preferred Stock (for this purpose, adding any and all accumulated and unpaid dividends as if paid in Preferred Stock in accordance with the terms hereof which Preferred Stock shall be deemed for this purpose to be Outstanding) shall (subject to the limitations set forth in Section 11), at the election of the Holder thereof pursuant to the delivery of a Notice of Conversion, be converted into a number of shares of Common Stock equal to the greater of (i) the sum of the Conversion Rate on the Effective Date of such Fundamental Change plus the Fundamental Change Additional Shares and (ii) the quotient of (x) the Liquidation Preference, divided by (y) the greater of (A) the applicable Holder Stock Price and (B) 66 2/3% of the Closing Sale Price of the Common Stock on the Issue Date (it being understood that for purposes of this Section 5(b), the Closing Sale Price shall be adjusted proportionally in the event of any stock split, stock dividend, issuance of rights, options or warrants or other event that would result in an adjustment to the Conversion Right pursuant to Section 8(d)). Notwithstanding anything contained herein to the contrary, prior to the receipt of Shareholder Approval, shares of Preferred Stock shall not be convertible pursuant to this Section 5 in the aggregate into more than the Conversion Cap. As used herein, “Holder Stock Price” means (i) in the case of a Fundamental Change in which the Holders of Common Stock will receive only cash consideration, the price to be paid (or deemed paid) per share of Common Stock in such transaction and (ii) in all other cases, the average Closing Sale Price of the Common Stock on the 10 consecutive Trading Days immediately preceding the Effective Date of the Fundamental Change.

(c) The Fundamental Change Notice shall be given by first-class mail to each record holder of shares of Preferred Stock, at such Holder’s address as the same appears on the books of the Company. Each such notice shall state (i) the anticipated Effective Date and (ii) that dividends on the Preferred Stock to be converted will cease to accrue on the date immediately preceding the Effective Date of the Fundamental Change.

(d) Whenever any provision of this Certificate of Designations requires the Company to calculate the Weighted Average Price or Closing Sale Price for purposes of a Fundamental Change over a span of multiple days, the Board shall make appropriate adjustments to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Record Date of the event occurs, at any time during the period when such Weighted Average Prices or Closing Sale Prices are to be calculated.

(6) Voting. The shares of Preferred Stock shall have no voting rights except as set forth in this Section 6 or otherwise required by Delaware law. So long as any shares of Preferred Stock remain Outstanding, unless a greater percentage shall then be required by law, the Company shall not, without the affirmative vote or consent of (a) the Holders of at least 50.1% of the shares of Preferred Stock Outstanding at the time, voting together as a single class with all series of Parity Stock upon which similar voting rights have been conferred and are exercisable, given in person or by proxy, either in writing or at a meeting, amend, alter or repeal the provisions of the Amended and Restated Certificate of Incorporation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting powers of the shares of Preferred Stock; provided, however, that so long as any shares of Preferred Stock remain Outstanding with the terms thereof materially unchanged, such amendment, alteration or repeal shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of Holders of the shares of Preferred Stock and, provided further, that any increase in the amount of authorized preferred stock (including additional Preferred Stock) or the creation or issuance of any additional shares of Preferred Stock or other series of preferred stock, or any increase in the amount of authorized shares of such series, in each case of Parity Stock or Junior Stock, shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of Holders of shares of Preferred Stock specified herein and (b) the Required Holders, given in person or by proxy, either in writing or at a meeting, amend, alter or repeal the provisions of the Amended and Restated Certificate of Incorporation, whether by merger, consolidation or otherwise, so as to effect a Material Change.

(7)	Liquidation Rights.

(a) In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, each Holder of shares of Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders the Liquidation Preference plus all accumulated and unpaid dividends in respect of the Preferred Stock (whether or not declared) to the date fixed for liquidation, winding-up or dissolution in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, including, without limitation, the Common Stock.

(b) Neither the sale (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of the Company) nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 7.

(c) After the payment to the Holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 7, the Holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

(d) In the event the assets of the Company available for distribution to the Holders of shares of Preferred Stock and holders of shares of Parity Stock upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 7, no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which holders of all Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

(8)	Conversion.

(a) Each Holder of Preferred Stock shall have the right at any time, at its option, to convert, subject to the terms and provisions of this Section 8, any or all of such Holder’s shares of Preferred Stock into Common Stock at a conversion rate equal to the quotient of (i) the Liquidation Preference; divided by (ii) the Base Conversion Price (subject to adjustment as provided in this Section 8, the “Conversion Rate”) per share of Preferred Stock (subject to the limitations set forth in Section 11). Notwithstanding the foregoing, but subject to the Conversion Cap, each Holder of Preferred Stock shall have the right (the “Seven-Year Holder Conversion Right”) at any time after the seven-year anniversary of the Issue Date, if the then-current Conversion Price exceeds the Weighted Average Price for the Common Stock during any 10 consecutive Trading Days, at its option by delivery of a Notice of Conversion in accordance with Section 8(b) below no later than 5 Business Days following such 10th consecutive Trading Day, to convert any or all of such Holder’s shares of Preferred Stock into, at the Company’s sole discretion, either Common Stock, cash or a combination of Common Stock and cash; provided, that the Company shall provide such converting Holder notice of its election within 2 Trading Days of receipt of the Notice of Conversion; provided further, that in the event the Company elects to issue Common Stock for all or a portion of such conversion, the “Conversion Rate” for such conversion (subject to the limitations set forth in Section 11) shall mean the quotient of the Liquidation Preference divided by the average Weighted Average Price for the Common Stock during the 20 consecutive Trading Days commencing on the Trading Day immediately following the Trading Day on which the Company provided such notice. If the Company does not elect a settlement method prior to the deadline set forth, the Company shall be deemed to have elected to settle the conversion entirely in Common Stock. Notwithstanding anything to the contrary herein, prior to the receipt of Shareholder Approval, shares of Preferred Stock shall not be converted pursuant to this Section 8 in the aggregate into more than 19.99% of the shares of Common Stock outstanding on the Issue Date (subject to appropriate adjustment in the event of a stock split, stock dividend, combination or other similar recapitalization) (such limitation, the “Conversion Cap”). Upon conversion of any share of Preferred Stock, the Company shall deliver to the converting Holder, in respect of each share of Preferred Stock being converted, a number of shares of Common Stock equal to the Conversion Rate, together with a cash payment in lieu of any fractional share of Common Stock in accordance with Section 10, on the third Business Day immediately following the relevant Conversion Date; provided, that upon any Holder’s election to convert any share or shares of Preferred Stock pursuant to the second sentence of this Section 8(a), the Company shall have the option to deliver the applicable conversion value (or any portion thereof) in cash in lieu of shares of Common Stock, after providing such Holder at least 2 Business Days’ prior written notice of its election pursuant to this proviso; provided further, that any such payment in cash in lieu of shares of Common Stock shall be made in an amount equal to the Liquidation Preference for every whole share of Preferred Stock so converted; provided further, that if the conversion value consists (x) solely of cash, then the Company shall deliver such cash payment to the Holder no later than 3 Trading Days from the receipt of the Notice of Conversion or (y) partially of cash, then the Company shall deliver such cash payment to the Holder simultaneously with the delivery of the Common Stock included in the conversion value.

(b) Before any Holder shall be entitled to convert a share of Preferred Stock as set forth above, such Holder shall (1) manually sign and deliver an irrevocable notice to the office of the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile thereof) in the form included in Exhibit A hereto (a “Notice of Conversion”) and state in writing therein the number of shares of Preferred Stock to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock, if any, to be delivered and registered, (2) surrender such shares of Preferred Stock, at the office of the Conversion Agent and (3) if required, furnish appropriate endorsements and transfer documents. The Conversion Agent shall notify the Company of any pending conversion pursuant to this Section 8 on the Conversion Date for such conversion. The date on which a Holder complies with the procedures in this clause (b) is the “Conversion Date.” If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same Holder, the number of shares of Common Stock to be delivered upon conversion of such shares of Preferred Stock shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered.

(c) Immediately prior to the close of business on the Conversion Date with respect to a conversion, a converting Holder of Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon conversion of such Holder’s Preferred Stock notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock, if any, shall not then be actually delivered to such Holder. On the date of any conversion, all rights with respect to the shares of Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, excepting only the rights of holders thereof (x) pursuant to Section 3(f) and (y) to (i) receive certificates for the number of whole shares of Common Stock, if any, into which such shares of Preferred Stock have been converted (with a cash payment in lieu of any fractional share of Common Stock in accordance with Section 10); and (ii) exercise the rights to which they are thereafter entitled as holders of Common Stock, if any.

(d) The Conversion Rate shall be adjusted, without duplication, upon the occurrence of any of the following events:

(i)	If the Company exclusively issues shares of Common Stock as a dividend or distribution on all shares of its Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as the case may be;

CR1	=	the Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution, or immediately after the open of business on the Effective Date of such share split or share combination, as the case may be;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as the case may be; and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend or distribution, or such share split or share combination, as the case may be.

Any adjustment made under this Section 8(d)(i) shall become effective immediately after the close of business on the Record Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as the case may be. If any dividend or distribution of the type described in this Section 8(d)(i) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(ii)	If the Company distributes to all or substantially all holders of its Common Stock any rights, options or warrants entitling them, for a period expiring not more than 60 days immediately following the announcement date of such distribution, to purchase or subscribe for shares of its Common Stock at a price per share that is less than the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Date of such distribution, the Conversion Rate shall be increased based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Record Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the close of business on the Record Date for such distribution;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such distribution;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Date of such distribution.

Any increase made under this Section 8(d)(ii) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the close of business on the Record Date for such distribution. To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be readjusted, effective as of the date of such expiration, to the Conversion Rate that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Rate shall be decreased, effective as of the date the Board determines not to make such distribution, to be the Conversion Rate that would then be in effect if such Record Date for such distribution had not occurred. If such rights, options or warrants are only exercisable upon the occurrence of certain triggering events, then the Conversion Rate shall not be adjusted until the triggering events occur.

For purposes of this Section 8(d)(ii), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such average of the Closing Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Date of such distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board.

(iii)	If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets, securities or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of Common Stock, excluding (a) dividends, distributions or issuances as to which an adjustment was effected pursuant to Section 8(d)(i) or Section 8(d)(ii), (b) dividends or distributions paid exclusively in cash as to which an adjustment was effected pursuant to (or a cash amount paid pursuant to the last paragraph of) Section 8(d)(iv) and (c) Spin-Offs as to which the provisions set forth below in this Section 8(d)(iii) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets, securities or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Record Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the close of business on the Record Date for such distribution;

SP0	=	the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Date for such distribution; and

FMV	=	the fair market value as of the Record Date for such distribution (as determined by the Board) of the Distributed Property with respect to each outstanding share of the Common Stock.

Any increase made under the portion of this Section 8(d)(iii) above shall become effective immediately after the close of business on the Record Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased, effective as of the date the Board determines not to pay the distribution, to be the Conversion Rate that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of Preferred Stock shall receive, for each share of Preferred Stock, at the same time and upon the same terms as holders of the Common Stock, the amount and kind of Distributed Property that such Holder would have received as if such Holder owned a number of shares of Common Stock equal to the Conversion Rate (determined without regard to the Conversion Cap or Beneficial Ownership Limitation) in effect on the Record Date for the distribution.

With respect to an adjustment pursuant to this Section 8(d)(iii) where there has been a payment of a dividend or other distribution on the Common Stock consisting solely of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company where such Capital Stock or similar equity interest is, or will be when issued, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate will be increased based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Ex-Date for the Spin-Off;

CR1	=	the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Ex-Date for the Spin-Off;

FMV	=	the average of the Closing Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of Common Stock over the 10 consecutive Trading Day period immediately following, and including, the Ex-Date for the Spin-Off; and

MP0	=	the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period immediately following, and including, the Ex-Date for the Spin-Off.

The adjustment to the Conversion Rate under the preceding paragraph shall become effective at the close of business on the 10th Trading Day immediately following, and including, the Ex-Date for the Spin-Off; provided that, for purposes of determining the Conversion Rate, in respect of any conversion during the 10 Trading Days following, and including, the Ex-Date of any Spin-Off, references within the portion of this Section 8(d)(iii) related to Spin-Offs to 10 consecutive Trading Days shall be deemed to be replaced with such lesser number of consecutive Trading Days as have elapsed between the Ex-Date of such Spin-Off and the relevant Conversion Date.

(iv)	If any cash dividend or distribution (not including the payment of the Special Dividend Withholding Tax) is made to all or substantially all holders of the Common Stock, excluding any consideration payable in connection with a tender or exchange offer made by the Company or any of its Subsidiaries, the Conversion Rate shall be increased based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution;

SP0	=	the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Date for such dividend or distribution; and

C	=	the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock.

Any increase pursuant to this Section 8(d)(iv) shall become effective immediately after the close of business on the Record Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board determines not to pay or make such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of Preferred Stock shall receive, for each share of Preferred Stock, at the same time and upon the same terms as holders of the Common Stock, the amount of cash that such Holder would have received as if such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such cash dividend or distribution (determined without regard to the Conversion Cap or Beneficial Ownership Limitation).

(v)	If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock and the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Closing Sale Price of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the close of business on the last Trading Day of the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the last Trading Day of the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Closing Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The increase to the Conversion Rate under this Section 8(d)(v) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that, for purposes of determining the Conversion Rate, in respect of any conversion during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the date that any such tender or exchange offer expires, references within this Section 8(d)(v) to 10 consecutive Trading Days shall be deemed to be replaced with such lesser number of consecutive Trading Days as have elapsed between the date such tender or exchange offer expires and the relevant Conversion Date.

In the event that the Company or one of its Subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be such Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made.

(vi)

All calculations and other determinations under this Section 8(d) shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of a share. Notwithstanding anything herein to the contrary, no adjustment under this Section 8(d) shall be made to the Conversion Rate unless such adjustment would result in a change of at least 1% in the Conversion Rate then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to a change of at least 1% in such Conversion Rate; provided, however, that the Company shall make such carried-forward adjustments, regardless of whether the aggregate adjustment is less than 1%, (a) on December 31 of each calendar year, (b)

on the Conversion Date for any conversions of Preferred Stock, (c) upon the occurrence of a Fundamental Change and (d) in the event that the Company exercises its mandatory conversion right pursuant to Section 9. No adjustment to the Conversion Rate shall be made if it results in a Conversion Price that is less than the par value (if any) of the Common Stock.

(vii)	In addition to those adjustments required by clauses (i), (ii), (iii), (iv) and (v) of this Section 8(d), and to the extent permitted by applicable law and subject to the applicable rules of the NASDAQ Stock Market, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days or any longer period permitted or required by law if the increase is irrevocable during that period and the Board determines that such increase would be in the Company’s best interest. In addition, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar event. Whenever the Conversion Rate is increased pursuant to any of the preceding two sentences, the Company shall mail to the Holder of each share of Preferred Stock at its last address appearing on the stock register of the Company a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(viii)	For purposes of this Section 8(d), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(e) Notwithstanding anything to the contrary in Section 8(d), no adjustment to the Conversion Rate shall be made with respect to any transaction described in Section 8(d)(i) through Section 8(d)(iv) if the Company makes provision for each Holder of the Preferred Stock to participate in such transaction, at the same time as holders of the Common Stock, without conversion, as if such Holder held a number of shares of Common Stock equal to the Conversion Rate in effect on the Record Date or Effective Date, as the case may be, for such transaction, multiplied by the number of shares of Preferred Stock held by such Holder (determined without regard to the Conversion Cap or Beneficial Ownership Limitation). No adjustment to the Conversion Rate shall be made with respect to any transaction described in Section 8(d)(v) if the Company makes provision for each Holder of the Preferred Stock to participate in such transaction, at the same time as holders of the Common Stock as if such Holder held a number of shares of Common Stock equal to the Conversion Rate in effect on the Record Date or Effective Date, as the case may be, for such transaction, multiplied by the number of shares of Preferred Stock held by such Holder (determined without regard to the Conversion Cap or Beneficial Ownership Limitation).

(f) Notwithstanding anything to the contrary herein, no adjustment to the Conversion Rate shall be made pursuant to this Section 8 in respect of the issuance of any Excluded Securities.

(g) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive an extraordinary dividend or other distribution, and shall thereafter (and before the extraordinary dividend or distribution has been paid or delivered to stockholders) legally abandon its plan to pay or deliver such extraordinary dividend or distribution, then thereafter no adjustment in the Conversion Rate then in effect shall be required by reason of the taking of such record.

(h) Upon any increase in the Conversion Rate, the Company shall deliver to each Holder, as promptly as practicable, a certificate signed by an authorized officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased Conversion Rate then in effect following such adjustment.

(i) In the case of:

(i)	any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination),

(ii)	any consolidation, merger or combination involving the Company,

(iii)	any sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s Subsidiaries substantially as an entirety, or

(iv)	any statutory share exchange,

as a result of which the Common Stock is converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such transaction or event, a “Reorganization Event”), then, at and after the effective time of such Reorganization Event, the right to convert each share of Preferred Stock shall be changed into a right to convert such share into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Reorganization Event would have owned or been entitled to receive upon such Reorganization Event (such stock, securities or other property or assets, the “Reference Property”). If the Reorganization Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then the Reference Property into which the Preferred Stock will be convertible shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make such an election. The Company shall notify Holders of such weighted average as soon as practicable after such determination is made. None of the foregoing provisions shall affect the right of a Holder of Preferred Stock to convert its Preferred Stock into shares of Common Stock as set forth in Section 8(a) prior to the effective time of such Reorganization Event. Notwithstanding Section 8(d), no adjustment to the Conversion Rate shall be made for any Reorganization Event to the extent stock, securities or other property or assets become the Reference Property receivable upon conversion of Preferred Stock.

The Company shall provide, by amendment hereto effective upon any such Reorganization Event, for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Section 8. The provisions of this Section 8 shall apply to successive Reorganization Events.

In this Certificate of Designations, if the Common Stock has been replaced by Reference Property as a result of any such Reorganization Event, references to the Common Stock are intended to refer to such Reference Property.

(j) The Company shall at all times reserve and keep available for issuance upon the conversion of the Preferred Stock a number of its authorized but unissued shares of Common Stock equal to the aggregate Liquidation Preference divided by the Conversion Price on the Issue Date, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient unissued shares of Common Stock to permit such reservation or to permit the conversion of all Outstanding shares of Preferred Stock or the payment or partial payment of dividends declared on Preferred Stock that are payable in Common Stock.

(k) For the avoidance of doubt, the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of the relevant Preferred Stock and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

(l) Shares of Preferred Stock shall immediately and permanently cease to be subject to the Conversion Cap for purposes of this Section 8 and Sections 5 and 9 upon the receipt of Shareholder Approval. For the avoidance of doubt and notwithstanding anything in the Certificate of Designations to the contrary, the Conversion Cap shall not in any way limit the amounts to accrue or be paid as dividends. Shares of Preferred Stock not convertible as a result of the Conversion Cap shall remain Outstanding and shall become convertible by such Holder or another Holder to the extent the Conversion Cap no longer applies. Notwithstanding the foregoing, the Conversion Cap shall have no effect on any adjustment to the Conversion Rate pursuant to this Section 8.

(m) Notwithstanding Sections 8(d)(ii) and 8(d)(iii), if the Company has a rights plan (including the distribution of rights pursuant thereto to all holders of the Common Stock) in effect while any shares of Preferred Stock remain Outstanding, Holders of Preferred Stock will receive, upon conversion of Preferred Stock, in addition to the Common Stock to which a Holder is entitled, a corresponding number of rights in accordance with the rights plan. If, prior to any conversion, such rights have separated from the shares of Common Stock in accordance with the provisions of the applicable rights plan so that Holders of Preferred Stock would not be entitled to receive any rights in respect of the Common Stock delivered upon conversion of Preferred Stock, the Conversion Rate will be adjusted at the time of separation, as if the Company had distributed to all holders of its Common Stock, shares of Capital Stock, evidences of indebtedness, assets, securities, property, rights, options or warrants as described in Section 8(d)(iii) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(9)	Mandatory Conversion.

(a) During the period on or after the 3-year anniversary of the Issue Date but prior to the 5-year anniversary of the Issue Date (the “First Mandatory Conversion Period”), the Company shall have the right, at its option, to give notice of its election to cause all Outstanding shares of Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the Conversion Rate in effect on the Mandatory Conversion Date (subject to the limitations set forth in Section 11), with cash in lieu of any fractional share pursuant to Section 10. The Company may exercise its right to cause a mandatory conversion pursuant to this Section 9(a) only if the Weighted Average Price of the Common Stock equals or exceeds 140% (such percentage, the “First Mandatory Conversion Premium”) of the then-current Conversion Price for at least 20 Trading Days (whether or not consecutive) in a period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period, ending on, and including, the Trading Day immediately preceding the Business Day on which the Company issues a press release announcing the mandatory conversion as described in Section 9(d).

(b) During the period on or after the 5-year anniversary of the Issue Date but prior to the 7-year anniversary of the Issue Date (the “Second Mandatory Conversion Period”), the Company shall have the right, at its option, to give notice of its election to cause all Outstanding shares of Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the Conversion Rate in effect on the Mandatory Conversion Date (subject to the limitations set forth in Section 11), with cash in lieu of any fractional share pursuant to Section 10. The Company may exercise its right to cause a mandatory conversion pursuant to this Section 9 only if the Weighted Average Price of the Common Stock equals or exceeds 115% (such percentage, the “Second Mandatory Conversion Premium”) of the then-current Conversion Price for at least 20 Trading Days (whether or not consecutive) in a period of 30 consecutive Trading Days, including the last Trading Day of such 30-day period, ending on, and including, the Trading Day immediately preceding the Business Day on which the Company issues a press release announcing the mandatory conversion as described in Section 9(d).

(c) On or after the 7-year anniversary of the Issue Date (the “Final Mandatory Conversion Period”), the Company shall have the right, at its option, to give notice of its election to cause all Outstanding shares of Preferred Stock to be automatically converted into that number of whole shares of Common Stock for each share of Preferred Stock equal to the Conversion Rate in effect on the Mandatory Conversion Date (subject to the limitations set forth in Section 11), with cash in lieu of any fractional share pursuant to Section 10. The Company may exercise its right to cause a mandatory conversion pursuant to this Section 9(c) only if the Weighted Average Price of the Common Stock equals or exceeds the Conversion Price for at least 10 consecutive Trading Days, ending on, and including, the Trading Day immediately preceding the Business Day on which the Company issues a press release announcing the mandatory conversion as described in Section 9(d).

(d) To exercise any mandatory conversion right described in Sections 9(a) through 9(c), the Company must issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the open of business on the first Trading Day following any date on which the condition described in any of Sections 9(a) through 9(c) is met, announcing such a mandatory conversion. The Company shall also give notice by mail or by publication (with subsequent prompt notice by mail) to the Holders of the Preferred Stock (not later than three Business Days after the date of the press release) of the mandatory conversion announcing the Company’s intention to convert the Preferred Stock. The conversion date will be a date selected by the Company (the “Mandatory Conversion Date”) and will be no fewer than 15 Trading Days, nor more than 20 Trading Days, after the date on which the Company issues the press release described in this Section 9(d). Upon conversion of any Preferred Stock pursuant to this Section 9, the Company shall deliver to the applicable Holder the applicable number of shares of Common Stock, together with any applicable cash payment in lieu of any fractional share of Common Stock, on the third Business Day immediately following the relevant Mandatory Conversion Date.

(e) In addition to any information required by applicable law or regulation, the press release and notice of a mandatory conversion described in Section 9 shall state, as appropriate: (i) the Mandatory Conversion Date; (ii) the number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock; and (iii) that dividends on the Preferred Stock to be converted will cease to accrue on the Mandatory Conversion Date.

(f) On and after the Mandatory Conversion Date, dividends shall cease to accrue on the Preferred Stock called for a mandatory conversion pursuant to Section 9 and all rights of Holders of such Preferred Stock shall terminate except for the right to receive the whole shares of Common Stock issuable upon conversion thereof with a cash payment in lieu of any fractional share of Common Stock in accordance with Section 10. The full amount of any dividend payment with respect to the Preferred Stock called for a mandatory conversion pursuant to Section 9 on a date during the period beginning at the close of business on any Dividend Record Date and ending on the close of business on the corresponding Dividend Payment Date shall be payable on such Dividend Payment Date to the record holder of such share at the close of business on such Dividend Record Date if such share has been converted after such Dividend Record Date and prior to such Dividend Payment Date. Except as provided in the immediately preceding sentence with respect to a mandatory conversion pursuant to Section 9, no payment or adjustment shall be made upon conversion of Preferred Stock for dividends with respect to the Common Stock issued upon such conversion thereof.

(g) Notwithstanding anything to the contrary in this Section 9, prior to the receipt of Shareholder Approval, shares of Preferred Stock shall not be convertible pursuant to Sections 9(a), (b) or (c) in the aggregate into more than the Conversion Cap.

(10) No Fractional Shares. No fractional shares of Common Stock or securities representing fractional shares of Common Stock shall be delivered upon conversion, whether voluntary or mandatory, of the Preferred Stock. Instead, the Company will make a cash payment to each Holder that would otherwise be entitled to a fractional share based on the Closing Sale Price of the Common Stock on the relevant Conversion Date; provided, however, that the Company may round such fractional share up to the next highest whole number of shares in lieu of making such cash payment.

(11)	Beneficial Ownership Limitation; Certain Other Transfer Restrictions.

(a) Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, in each case to the extent that, after giving effect to such conversion, such Holder would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of this Section 11(a), beneficial ownership of a Holder shall be calculated in accordance with Section 16(a) and (b) of the Exchange Act and the rules and regulations promulgated thereunder for purposes of determining whether such Holder is subject to the reporting and liability provisions of Section 16(a) and 16(b) of the Exchange Act. For purposes of complying with this Section 11(a), the Company shall be entitled to conclusively rely on the information set forth in any Holder’s Notice of Conversion, and each Holder delivering a Notice of Conversion shall be deemed to represent to the Company that such Notice of Conversion does not violate the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such representation. Upon the written or oral request of a Holder, the Company shall, within two Trading Days, confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. By written notice to the Company, a Holder may from time to time increase or decrease the Beneficial Ownership Limitation applicable solely to such Holder to any other percentage; provided that any such increase or decrease will not be effective until the sixty-fifth (65th) day after such notice is delivered to the Company. The express purpose of this Section 11 is to preclude any Holder’s ownership of any shares of Preferred Stock from causing such Holder to become subject to the reporting and liability provisions of Section 16(a) and 16(b) of the Exchange Act, including pursuant to Rule 16a-2 promulgated by the Commission, and this Section 11 shall be interpreted according to such express purpose. Solely for purposes of this Section 11(a), the term “Holder” shall include all persons whose beneficial ownership of the Common Stock is aggregated pursuant to Section 13(d)(3) of the Exchange Act or Rule 13d-5 thereunder.

(b) Notwithstanding anything contained herein to the contrary, no Preferred Stock may be owned by or transferred to any Holder or beneficial owner that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, and any transfer made or effected in violation of this Section 11(b) shall be void ab initio.

(c) Notwithstanding anything contained herein to the contrary, prior to receipt of Shareholder Approval conversion of the Preferred Stock shall at all times be limited by the Conversion Cap.

(12) Transfer Agent and Registrar. The duly appointed transfer agent (the “Transfer Agent”) and Registrar (the “Registrar”) for the Preferred Stock shall be Continental Stock Transfer & Trust Company. The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. For the avoidance of doubt, the Company shall notify the Registrar in writing upon the Company’s or any of its Affiliates’ purchases or sales of Preferred Stock.

(13)	Certificates; Restrictions on Transfer.

(a) The Company shall, upon written request of a Holder, issue certificates in definitive form representing the shares of Preferred Stock held by such Holder. Every share of Preferred Stock that bears or is required under this Section 13(a) to bear the legend set forth in Section 13(b) (together with any Common Stock issued upon conversion of the Preferred Stock that is required to bear the legend set forth in Section 13(b), collectively “Restricted Securities”) shall be subject to the restrictions on transfer set forth in Section 11(b) and this Section 13(a) (including the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 13(a) and in Section 13(b), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

Until the later of (i) the date on which such shares of Preferred Stock may be transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the Transfer Agent), and (ii) such later date, if any, as may be required by applicable law (the “Resale Restriction Termination Date”), any certificate evidencing such Preferred Stock (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 13(b), if applicable) shall bear a legend in substantially the following form:

THIS SHARE OF PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SHARE OF PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SHARE OF PREFERRED STOCK NOR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SHARE OF PREFERRED STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.	AGREES FOR THE BENEFIT OF BLUE BIRD CORPORATION (FORMERLY KNOWN AS HENNESSY CAPITAL ACQUISITION CORP.) (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE

TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF INITIAL ISSUANCE HEREOF, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

3.	ACKNOWLEDGES THAT NO PREFERRED STOCK MAY BE OWNED BY OR TRANSFERRED TO ANY HOLDER OR BENEFICIAL OWNER THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND ANY TRANSFER MADE OR EFFECTED IN VIOLATION OF THIS REQUIREMENT SHALL BE VOID AB INITIO.

No transfer of any Preferred Stock prior to the Resale Restriction Termination Date will be registered by the Registrar (and shall not be effective) unless the applicable box on the Form of Assignment and Transfer attached hereto as Exhibit B has been checked (it being understood that the checking of such box shall not substitute for satisfaction of any other applicable transfer restrictions).

Any share of Preferred Stock (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Preferred Stock for exchange to the Registrar, be exchanged for a new share or shares of Preferred Stock, of like aggregate number of shares of Preferred Stock, which shall not bear the restrictive legend required by this Section 13(a) and shall not be assigned a restricted CUSIP number.

(b) Until the Resale Restriction Termination Date, any stock certificate representing Common Stock issued upon conversion of Preferred Stock shall bear a legend in substantially the following form (unless such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or such Common Stock has been issued upon conversion of shares of Preferred Stock that have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Transfer Agent):

THIS SHARE OF COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SHARE OF COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.	AGREES FOR THE BENEFIT OF BLUE BIRD CORPORATION (FORMERLY KNOWN AS HENNESSY CAPITAL ACQUISITION CORP.) (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF INITIAL ISSUANCE OF THE PREFERRED STOCK FROM WHICH THIS SHARE OF COMMON STOCK WAS CONVERTED, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the Transfer Agent, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 13(b). Until the Resale Restriction Termination Date, no transfer of any Common Stock issued upon conversion of Preferred Stock will be registered by the Registrar (and shall not be effective) unless the applicable box on the Form of Assignment and Transfer attached hereto as Exhibit B has been checked (it being understood that the checking of such box shall not substitute for satisfaction of any other applicable transfer restrictions).

(c) The Preferred Stock shall initially be issued with a restricted CUSIP number.

(14)	Paying Agent and Conversion Agent.

(a) The Company shall maintain in the United States (i) an office or agency where Preferred Stock may be presented for payment (the “Paying Agent”) and (ii) an office or agency where, in accordance with the terms hereof, Preferred Stock may be presented for conversion (the “Conversion Agent”). The Transfer Agent may act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Company. The Company may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term “Paying Agent” includes any additional paying agent and the term “Conversion Agent” includes any additional conversion agent. The Company may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Company shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Company. If the Company fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such or the Company or any of its Affiliates shall act as Paying Agent, Registrar or Conversion Agent.

(b) Payments due on the Preferred Stock shall be payable at the office or agency of the Company maintained for such purpose in The City of New York and at any other office or agency maintained by the Company for such purpose. Payments of cash shall be payable by United States dollar check drawn on, or wire transfer (provided, that appropriate wire instructions have been received by the Registrar at least 15 days prior to the applicable date of payment) to a U.S. dollar account maintained by the Holder with, a bank located in New York City; provided that at the option of the Company, payment of cash dividends may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Preferred Stock register.

(15)	Other Provisions.

(a) With respect to any notice to a Holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

(b) Shares of Preferred Stock that have been issued and reacquired in any manner, including shares of Preferred Stock that are purchased or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company; provided that any issuance of such shares as Preferred Stock must be in compliance with the terms hereof.

(c) The shares of Preferred Stock shall be issuable only in whole shares.

(d) If any applicable law requires the deduction or withholding of any tax from any payment or deemed dividend to a Holder on its Preferred Stock, the Company or an applicable withholding agent may withhold such tax on cash dividends, shares of Preferred Stock, Common Stock or sale proceeds paid, subsequently paid or credited with respect to such Holder or his successors and assigns.

(e) All notice periods referred to herein shall commence on the date of the mailing of the applicable notice that initiates such notice period. Notice to any Holder shall be given to the registered address set forth in the Company’s records for such Holder.

(f) To the extent lawful to do so, the Company shall provide the Holders prior written notice of any cash dividend or distribution to be made to the holders of Common Stock, with such notice to be made no later than the notice thereof provided to all holders of Common Stock of the Company.

(g) Any payment required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day and no interest or dividends on such payment will accrue or accumulate, as the case may be, in respect of such delay.

(h) Holders of Preferred Stock shall not be entitled to any preemptive rights to acquire additional capital stock of the Company.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations as of [                    ].

BLUE BIRD CORPORATION (formerly known as Hennessy Capital Acquisition Corp.)

By:
Name:
Title:

SIGNATURE PAGE TO CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS (7.625% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK) – BLUE BIRD CORPORATION (FORMERLY KNOWN AS HENNESSY CAPITAL ACQUISITION CORP.)